SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): October 6, 2000
                                                          ----------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





         1-7160                                          35-1101097
-----------------------------------      ---------------------------------------
    (Commission File Number)             (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On October 6, 2000 the Company entered into the 364-Day Credit Agreement attached as Exhibit 4.2 to this Form 8-K and incorporated herein by reference.

                  On October 6, 2000 the Company entered into the Three Year Credit Agreement attached as Exhibit 4.3 to this Form 8-K and incorporated herein by reference.

                  On October 20, 2000, and November 20, 2000 the Company modified its By-Laws, a copy of which is attached as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

                  On November 20, 2000 the Company filed a press release announcing the proposed acquisition of KanBuild, Inc. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  3.2               By-Laws   of   Coachmen   Industries,   Inc.
                                    (as   modified   through November 20, 2000).

                  4.2               364-Day Credit Agreement.

                  4.3               Three Year Credit Agreement.

                  99.1 November 20, 2000 Press Release announcing the proposed acquisition of KanBuild, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COACHMEN INDUSTRIES, INC.



                                            By:  /s/ Richard M. Lavers
                                                --------------------------------
                                                Richard M. Lavers
                                                General Counsel & Secretary



Dated: November 21, 2000